Exhibit 10.11

LANNISTER MINING CORP.

12% UNSECURED CONVERTIBLE NOTE
SUBSCRIPTION AGREEMENT

TO: Lannister Mining Corp. (the “Corporation” or “Lannister”).

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase an unsecured convertible note of the Corporation (the “Note”) having an aggregate principal amount set forth below (the “Principal Amount”) and bearing interest at a rate of twelve percent (12%) per annum, simple interest, calculated daily on the basis of a 365-day year and payable in cash on the Maturity Date (as defined herein) and maturing on the date that is 24 months from the date of issuance of the Note (the “Maturity Date”). The Note is convertible units of the Corporation (each, a “Unit”) as follows:

(a)	if the Corporation completes an initial public offering and concurrent listing on a recognized stock exchange in the United States or Canada (an “IPO”) prior to the Maturity Date, the Principal Amount shall automatically convert into Units, on the date that is five (5) business days following the completion of the IPO, at a conversion price (“Conversion Price”) equal to a 20% discount to the offered price per security in the Corporation’s IPO (the “IPO Financing Price”); and

(b)	at any time on or prior to the Maturity Date, the Principal Amount shall be convertible into Units, at the sole election of the Subscriber, at a Conversion Price equal to $3.20.

Each Unit shall be comprised of: (i) one (1) common share in the capital of the Corporation (each, a “Share”); and (ii) one (1) Share purchase warrant of the Corporation (each, a “Warrant”), with each such Warrant being exercisable for a period of thirty-six months from the date of issuance to purchase one additional Share (each, a “Warrant Share”) at an exercise price equal to: (i) a 10% premium to the IPO Financing Price, in the event the Corporation has completed an IPO; or (ii) $4.40 per Warrant Share, in the event the Corporation has not completed an IPO.

Aggregate Principal Amount: $ ____________	Register the Note as follows:
(Increments of $1,000 only)

(Name)

(Name of Subscriber - please print)	(Account reference, if applicable) (Address)

(Authorized Signature of Subscriber)	(Address)

(Official Capacity or Title if not an individual)	(Address)

(Please print the name of the individual whose signature appears above if different from the name of the Subscriber)	Deliver the Note as follows:

(Name)
(Subscriber’s Address)

(Contact Name)
(Subscriber’s Address)

(Address)
(Telephone Number) (E-Mail Address)

(Address)
(S.I.N.)

ACCEPTANCE

The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

)	LANNISTER MINING CORP.
Accepted and agreed to by the Corporation as of the _____ day of,________________ 2024)
)	Per:
)		Authorized Signatory
)

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION AGREEMENT

This document contains a number of forms required by securities legislation and policy, some of which you must complete and others not depending on several factors. Please read the following guide carefully as it will assist you in completing this Subscription Agreement correctly.

All Subscribers:

1.	Enter the Principal Amount of the Note and your name, address and social insurance or tax number, and sign where indicated on the first page.

2.	Complete the information required under “Information Regarding the Subscriber” on page 8.

3.	Please complete and sign the Acknowledgement starting on page 6.

4.	Please wire subscription funds pursuant to the instructions provided on the following page.

Canadian Subscribers and Subscribers Outside the United States

1.	If you are an “Accredited Investor” as defined in National Instrument 45-106 or Securities Act (Ontario) (generally a high net worth or high income investor), you must complete and sign Schedule B – “Accredited Investor Certificate” and the Appendix 2 attached to Schedule B if you are an individual.

2.	Subscribers resident in Canada, and who are not “Accredited Investors” but who are officers, directors, employees, family, close friends or business associates thereof, must complete and sign Schedule C – “Family, Friends and Business Associates Certifications”, and those in Ontario must also complete Appendix 1 attached to the Schedule C.

3.	If you are a resident of Saskatchewan that is a close personal friend or a close business associate of a director, executive officer or a control person of the Corporation or of an affiliate of the Corporation, you must complete and sign Schedule D – “Form 45-106F5 - Risk Acknowledgement”.

Subscribers in the United States

1.	If you are subscribing in the United States or are a U.S. Person (as defined in Regulation S under the U.S. Securities Act of 1933, as amended) you must be a U.S. fiduciary excluded from the definition of “U.S. Person” pursuant to Rule 902(k)(2)(i) of Regulation S or an “Accredited Investor” under U.S. law – please complete and sign Schedule B – “Accredited Investor Certificate and Schedule E – “U.S. Purchaser Certificate”.

___________

PAYMENT INSTRUCTIONS

Payment for the subscription funds for the private placement (the “Offering”) may be paid to McMillan LLP in trust for the Corporation by wire transfer or electronic fund transfer to the following account:

For all incoming wires that are being sent in Canadian funds:

Bank Name:	BMO Bank of Montreal
Bank Address:	First Bank Tower, 595 Burrard St., Vancouver, BC V7X 1L7
Bank No.	001
Transit No.	00040
Account No.	00041577447
Swift Code:	BOFMCAM2

Account Name:	McMillan LLP, In Trust
Address:	1500 Royal Centre, 1055 West Georgia Street, Vancouver, BC V6E 4N7

Please include the following details for all wire transfers

276624/ DMB/ [Subscriber Name]

If sending US funds from the USA or overseas (which will be converted to Canadian funds once they reach Canada), the funds must be routed through the following bank first and then through BMO:

Correspondent (intermediary)

Bank Name:	BMO Bank of Montreal
Bank Address:	First Bank Tower, 595 Burrard St., Vancouver, BC V7X 1L7
Bank No.	001
Transit No.	00040
Account No.	00044692529
Swift Code:	BOFMCAM2

Account Name:	McMillan LLP, In Trust
Address:	1500 Royal Centre, 1055 West Georgia Street, Vancouver, BC V6E 4N7

Correspondent (Intermediary) Bank: Wells Fargo Bank NA
Swift Code: PNBPUS3NNYC

Fedwire ABA#: 026005092

DO NOT DIRECTLY DEPOSIT CHEQUES OR BANK DRAFTS INTO THE ABOVE ACCOUNTS – WIRE TRANSFERS ONLY

Investors that are not able to make payment by wire transfer or electronic fund transfer may make payment by certified cheque or bank draft payable to “McMillan LLP in Trust” and delivered to: Lannister Mining Corp. c/o McMillan LLP, 1500-1055 West Georgia Street, Vancouver, British Columbia V6E 4N7 Attn: Desmond Balakrishnan.

WE ARE NOT ABLE TO ACCEPT PAYMENT BY PERSONAL CHEQUE. UNDER NO CIRCUMSTANCE SHOULD YOU DIRECTLTY DEPOSIT A CHEQUE INTO OUR TRUST ACCOUNTS. IT WILL BE REJECTED.

ACKNOWLEDGEMENT

Each of the Subscriber and any third party paying the subscription funds hereunder (the “Subscription Funds”) to McMillan LLP on behalf of the Subscriber (a “Third Party Payor”), acknowledges and agrees that the Subscription Funds are being delivered to McMillan LLP (“McMillan”) to be held in trust pending the closing of the Offering and hereby agree as follows:

1.	this Acknowledgement is incorporated into and forms part of the Subscription Agreement to which it is attached;

2.	the Subscription Funds are being advanced in connection with an irrevocable subscription to purchase securities of the Corporation and McMillan is irrevocably authorized and directed to hold the Subscription Funds in trust and pay the Subscription Funds to the Corporation on receiving notice of closing of the Offering from the Corporation without further notice to or direction from the Subscriber or the Third Party Payor, if any;

3.	in the event that McMillan does not receive notice from the Corporation of the closing of the Offering within 90 days of receipt of the Subscription Funds, or in the event that the Corporation provides notice to McMillan that the Offering has been terminated, McMillan is irrevocably authorized and directed to return the Subscription Funds to the Subscriber without further notice to or direction from the Subscriber or the Third Party Payor, if any, as follows:

(a)	for Subscription Funds that were received by wire transfer or electronic funds transfer, McMillan will return the Subscription Funds (less any applicable bank charges or fees) by wire transfer to the bank account from which the Subscription Funds were received; or

(b)	for Subscription Funds that were received by certified cheque or bank draft, McMillan will issue a trust cheque in the amount of the Subscription Funds (less any applicable bank charges or fees) in the name of the Subscriber, or if funds were received from a Third Party Payor in the name of the Third Party Payor, and will deliver such trust cheque to the address of the Subscriber or Third Party Payor, as the case may be, provided in the Subscription Agreement;

4.	funds paid in any currency other than Canadian dollars may be converted to Canadian dollars by McMillan, and neither McMillan or the Corporation is responsible for any loss resulting from such currency conversion;

5.	if the Subscription Funds were paid by a Third Party Payor, the Third Party Payor confirms that such Subscription Funds were paid on behalf of the Subscriber to be applied towards the Subscriber’s purchase of securities pursuant to the Subscription Agreement;

6.	McMillan has no duty or responsibility except as expressly set forth in this Acknowledgement in respect of the Subscription Funds, and no implied duty or obligation may be read into this Acknowledgement or the Subscription Agreement against it;

7.	McMillan is not liable for any action it takes or omits to take in good faith and in the exercise of its own best judgment, for any error in judgment made in good faith or for any mistake of fact or law, unless it is proved that McMillan acted fraudulently, intentionally in bad faith, or in gross negligence;

8.	McMillan may rely on, and is protected in acting upon, any judgment, order, notice, demand, direction, certificate or other instrument, paper or document which it may receive in connection with its duties under this Acknowledgement and which McMillan believes in good faith to be genuine and signed or presented by the proper persons, and may accept them as sufficient evidence of the facts stated in them. McMillan is in no way bound to call for further evidence (whether as to due execution, validity or effectiveness, or the jurisdiction of any court, or as to the truth of any fact), and is not responsible for any loss occasioned by its failing to do so;

9.	in the following circumstances, McMillan may, but is not required to: (i) refrain from taking any action under this Acknowledgement until it is jointly directed in writing by the Corporation, the Subscriber and the Third Party Payor (if any), or by an order of a court of competent jurisdiction from which no further appeal may be taken; or(ii) deposit the Subscription Funds with a court of competent jurisdiction in the Province of British Columbia:

(a)	if McMillan is uncertain as to its duties or rights under the Subscription Agreement (including this Acknowledgement);

(b)	if McMillan receives any instruction, claim or demand from any person relating to any matter under the Subscription Agreement (including this Acknowledgement) which, in McMillan’s opinion, is in conflict with this Acknowledgement; or

(c)	if any of the parties to the Subscription Agreement, including McMillan, disagree about the interpretation of the Subscription Agreement (including this Acknowledgement), the release of the Subscription Funds under the Subscription Agreement (including this Acknowledgement) or about the rights and obligations of McMillan or the propriety of an action contemplated by McMillan under this Acknowledgement;

10.	upon McMillan depositing the Subscription Funds with a court in accordance with the Subscription Agreement (including this Acknowledgement), McMillan will be released from its duties and obligations under the Subscription Agreement (including this Acknowledgement);

11.	the provisions of the Subscription Agreement (including this Acknowledgement) relating to the protection of McMillan survive such release of the Subscription Funds;

12.	the Corporation and the Subscriber shall jointly and severally indemnify and save harmless McMillan of and from, and shall pay for, all actions, proceedings, losses, liabilities, costs, claims, damages, expenses (including legal fees and expenses on a solicitor and its own client basis) and demands that McMillan incurs or sustains in respect of any matter or thing it does pursuant to or in connection with the Subscription Agreement (including this Acknowledgement), or otherwise arising in connection with its receipt and handling of the Subscription Funds, except insofar as the same arose through McMillan’s fraud, intentional bad faith or gross negligence;

13.	McMillan has acted and/or may continue to act as legal counsel to the Corporation with respect to various matters, including the closing of the Offering pursuant to the Subscription Agreement, and the instruments and transactions arising therefrom and McMillan will not, by virtue of holding the Subscription Funds in trust, be disqualified from continuing to act for or represent the Corporation in connection with any other matter and otherwise, including in any matter adverse to the Subscriber or the Third Party Payor;

14.	McMillan is not acting as legal counsel to the Subscriber or the Third Party Payor (if any) and the Subscriber and the Third Party Payor (if any) acknowledge that each has been advised to seek the advice of its independent legal counsel in connection with the execution of this Acknowledgement; and

15.	McMillan is a third-party beneficiary of the Subscription Agreement (including this Acknowledgement) and is entitled to enforce the provisions of the Subscription Agreement (including this Acknowledgement) in favour of McMillan against each of the Subscriber, the Third Party Payor and the Corporation.

Acknowledged and agreed by:

Subscriber:	Third Party Payor (if applicable):

(Name of Subscriber – please print)	(Name of Third Party Payor – please print)

(Authorized Signature of Subscriber)	(Authorized Signature of Third Party Payor)

(Official Capacity or Title if not an individual)	(Official Capacity or Title if not an individual)

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.	Security Holdings. Prior to giving effect to the securities being subscribed for under this Subscription Agreement, the Subscriber and all persons acting jointly and in concert with the Subscriber currently own, directly or indirectly, or exercise control or direction over (provide additional detail as applicable):

☐	_______________common shares of Lannister Mining Corp. (the “Corporation”) and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares or other kinds of shares of the Corporation:

☐	No shares of the Corporation or securities convertible into shares of the Corporation.

2.	Insider Status. The Subscriber either:

☐	Is an “Insider” of the Corporation by virtue of being:

(a)	a director or senior officer of the Corporation;

(b)	a director or senior officer of a company that is an Insider or subsidiary of the Corporation;

(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting shares;

(d)	the Corporation itself if it holds any of its own securities; or

(e)	a person designated as an insider in an order made by the British Columbia Securities Commission under Securities Act (British Columbia).

☐	Is not an Insider of the Corporation.

3.	Registrant Status. The Subscriber either:

☐	Is a person registered or required to be registered under the Securities Act (British Columbia).

☐	Is not a person registered or required to be registered under the Securities Act (British Columbia).

___________

Schedule A

TERMS OF SUBSCRIPTION AGREEMENT

1.	The Subscriber agrees to a $1,000 minimum Aggregate Subscription Amount.

2.	Subject to the acceptance of this subscription by the Corporation, the Subscriber (on its behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) hereby irrevocably subscribes for and agrees to purchase from the Corporation, subject to the terms and conditions set forth herein, the Note in the Aggregate Subscription Amount set out above (the “Subscription Price”) which is tendered herewith. Subject to the terms hereof, this subscription agreement (the “Subscription Agreement”) will be effective when executed by all the parties to it.

3.	The Note forms part of a larger issuance and sale of Notes by the Corporation of up to $400,000 on a private placement basis (the “Offering”). There is no minimum aggregate Offering, and the Corporation reserves the right to decrease or increase the size of the Offering at its discretion. The Offering may close in one or more tranches.

4.	The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the Corporation may pay eligible finders a cash commission, securities or both, in connection with the Subscriber’s subscription for the Note hereunder.

5.	The Note and any underlying securities will be subject to any statutory hold period under Applicable Securities Laws.

6.	The Subscriber and the Corporation acknowledge and agree that the Note will be duly and validly created and issued pursuant to a definitive certificate (the “Certificate”) governing the terms of issue of the Notes and the conversion of the same, which Certificate shall include the following terms:

(a)	the Note will be an unsecured obligation of the Corporation and will be subordinated to all secured indebtedness of the Corporation, including, without limitation, any secured indebtedness that the Corporation may obtain in the future. The payment of the Principal Amount and interest on the Note will rank pari passu with all other Notes issued under the Offering and all existing and future unsecured indebtedness of the Corporation;

(b)	the Note will bear interest from the date of issue (the “Issue Date”) at a rate of twelve percent (12%) per annum, simple interest, calculated daily on the basis of a 365-day year and payable in cash on the Maturity Date, the Redemption Date, or the date of conversion in the event the Note is converted into Units in accordance with Section 6(d)(ii), as applicable;

(c)	at any time after the Issue Date and until the Maturity Date, the Corporation may elect to redeem the Note or otherwise repay all or any portion of the Note and any accrued and unpaid interest thereon (collectively, the “Indebtedness”) outstanding as of the Redemption Date (as defined below) without penalty and such repayment shall be made on or prior to 5:00 p.m. (Vancouver time) on the date the Corporation redeems the Indebtedness (the “Redemption Date”);

(d)	the Note is convertible Units as follows:

(i)	if the Corporation completes an IPO prior to the Maturity Date, the Principal Amount shall automatically convert into Units, on the date that is five (5) business days following the completion of the IPO, at a Conversion Price equal to a 20% discount to the IPO Financing Price; and

(ii)	at any time on or prior to the Maturity Date, the Principal Amount shall be convertible into Units, at the sole election of the Subscriber, at a Conversion Price equal to $3.20;

(e)	each Unit shall be comprised of: (i) one Share; and (ii) one (1) Warrant, with each such Warrant being exercisable for a period of thirty-six months from the date of issuance to purchase one (1) Warrant Share at an exercise price equal to: (i) a 10% premium to the IPO Financing Price, in the event the Corporation has completed an IPO; or (ii) $4.40 per Warrant Share, in the event the Corporation has not completed an IPO;

(f)	in the event the Note is automatically converted in accordance with Section 6(d)(i) any accrued and unpaid interest shall automatically be deemed to have been waived by the Subscriber upon conversion of such portion of the Note;

(g)	no fractional Shares or Warrants will be issued upon the conversion of the Note. For greater clarity, any fractional Shares or Warrants will be rounded down to the nearest whole number without compensation therefor; and

(h)	the Conversion Price will be subject to standard provisions, including an adjustment to the Conversion Price in certain events including, without limitation, the subdivision or consolidation of the outstanding Shares, the issue of Shares or securities convertible into Shares by way of stock dividend or distribution, a dividend or distribution paid to all or substantially all of the holders of common stock, the issue of rights, options or warrants to all or substantially all of the holders of common stock in certain circumstances, and the distribution to all or substantially all of the holders of common stock of any other class of shares, rights, options or warrants, evidences of indebtedness or assets. The Conversion Price will also be subject to standard adjustments upon, inter alia, share consolidations, share splits, spin-off events, rights issues and reorganizations.

7.	The Subscriber, acknowledges that the offer, sale and issuance of the Note as contemplated by this Subscription Agreement is subject to, among other things, the following conditions being fulfilled or performed on or before 5:00 p.m. (Vancouver time) on the day of completing this Subscription as the Corporation may determine (the “Closing Time”):

(a)	the Subscriber delivering the following to the Corporation or McMillan LLP not later than the Closing Time:

(i)	one fully completed and duly executed copy of this Subscription Agreement, including the applicable Schedules and all other documentation contemplated herein; and

(ii)	a certified cheque, bank draft or evidence of completed wire transfer, or such other method of payment acceptable to the Corporation, representing the aggregate Subscription Price payable for the Note subscribed for by the Subscriber;

(b)	the offer, sale and issuance of the Note being exempt from the prospectus and registration requirements of Applicable Securities Laws. As used in this Agreement, “Applicable Securities Laws” means any and all securities laws including, statutes, rules, regulations, by-laws, policies, guidelines, orders, decisions, rulings and awards, applicable in the jurisdiction in which the Note will be offered, sold and issued hereunder;

(c)	the Subscriber executing and delivering to the Corporation all reports, undertakings or other documents required under Applicable Securities Laws in connection with the offer, sale and issuance of the Note to the Subscriber;

(d)	the representations and warranties of the Corporation and the Subscriber having been true and correct as of the date hereof and being true and correct at the Closing Time;

(e)	there having been no material adverse change in the business, assets or financial condition of the Corporation since the execution of this Subscription Agreement; and

(f)	all documentation relating to the offer, sale and issuance of the Note being in form and substance satisfactory to the Corporation.

8.	The Subscriber acknowledges and agrees that:

(a)	the Subscriber is acquiring the Note pursuant to an exemption from the prospectus requirements of the Applicable Securities Laws in all jurisdictions relevant to this Subscription Agreement, and, as a consequence, the Subscriber will not be entitled to use most of the civil remedies available under the Applicable Securities Laws and the Subscriber will not receive information that would otherwise be required to be provided to the Subscriber pursuant to the Applicable Securities Laws;

(b)	any transfer, resale or other subsequent disposition of the Note, the Shares and Warrants issued upon conversion of the Note and the Warrant Shares issuable upon exercise of the Warrant thereunder (collectively, the “Securities”) will be subject to restrictions contained in the Applicable Securities Laws applicable to the holder of the Securities or to the proposed transferee, including, but not limited to, resale restrictions under the Securities Act (British Columbia);

(c)	the Corporation is a private company and is neither listed on any stock exchange nor is it a reporting issuer in any jurisdiction and there is no guarantee that it will ever achieve a listing or become a reporting issuer in any jurisdiction. The Securities will be subject to any statutory hold period in addition to the hold periods described herein, and may become subject to additional resale rules in the event the Corporation does achieve a listing or become a reporting issuer;

(d)	the underlying Shares and Warrants issuable upon conversion of the Note and the Warrant Shares issuable upon exercise of the Warrants, may be subject to additional resale restrictions, including either legends to be placed on the certificates or other instruments representing the Shares, Warrants or Warrant Shares or the deposit of the certificates or other instruments with a third party escrow agent upon completion of an initial public offering pursuant to the provisions of an escrow agreement, and the Subscriber agrees to do all acts necessary to comply with such requirements;

(e)	the Subscriber has been advised by the Corporation that the Subscriber should consult its own legal adviser before disposing of all or any of the Securities to avoid breach of the Applicable Securities Laws;

(f)	the Subscriber has knowledge in financial and business affairs, is capable of evaluating the merits and risks of an investment in the Note and the Subscriber has not received an offering memorandum or similar disclosure documents;

(g)	the Subscriber has been given an adequate opportunity to ask questions of, and receive answers from, the officers of the Corporation concerning the sale of the Note and to obtain such additional information as the Subscriber deems necessary in order to evaluate an investment in the Corporation and the Corporation has provided all information requested by the Subscriber;

(h)	no securities commission or similar regulatory authority has reviewed or passed on the merits of an investment in the Note;

(i)	none of the Securities have been registered under the U.S. Securities Act (as defined below) or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, as that term is defined in Regulation S (as defined below), except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act;

(j)	it has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation;

(k)	the Corporation’s counsel is acting as counsel to the Corporation and not as counsel to the Subscriber (or any person on whose behalf the Subscriber is contracting); and

(l)	it is not acting jointly or in concert with any other subscriber for Note for the purposes of acquisition of the Note.

9.	The Subscriber hereby covenants, represents and warrants to and with the Corporation (which covenants, representations and warranties are true and correct as at the date hereof and acknowledges and confirms that the Corporation is relying on such representations and warranties in connection with the offer, sale and issuance of the Securities to the Subscriber) that:

(a)	the Subscriber is familiar with the aims and objectives of the Corporation;

(b)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(c)	the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber is a party or by which the Subscriber is bound;

(d)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(e)	if the Subscriber is resident in an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States), it certifies in particular that it is not resident in Canada or the United States and further acknowledges and certifies that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(ii)	there is no government or other insurance covering the Securities;

(iii)	there are risks associated with the purchase of the Securities;

(iv)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to determine what those restrictions are and to comply with them before selling the Securities;

(v)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the common stock through a person registered to sell the Securities under Applicable Securities Laws and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by Applicable Securities Laws, including statutory rights of rescission or damages, will not be available to the Subscriber;

(vi)	the Subscriber is knowledgeable of securities legislation having application or jurisdiction over the Subscriber and the Offering (other than the laws of Canada or the United States) which would apply to this Subscription Agreement;

(vii)	the Subscriber is purchasing the Securities pursuant to exemptions from any prospectus, registration or similar requirements under the laws of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the common stock, and the Corporation has no filing obligations in the International Jurisdiction;

(viii)	no laws in the International Jurisdiction require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(ix)	the Securities are being acquired for investment only and not with a view to resale and distribution within the International Jurisdiction;

(f)	if the Subscriber is acquiring the Note as a fiduciary or agent for one or more investor accounts, it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(g)	the Subscriber is not aware of any advertisement in connection with the Securities; and

(h)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities, or

(ii)	as to the future price or value of any of the Securities.

10.	The Subscriber, by its execution of this Subscription Agreement, hereby further represents, warrants to, and covenants with, the Corporation that the Subscriber is purchasing the Note as principal for its own account, it is purchasing such Note not for the benefit of any other person, and not with a view to the resale or distribution of the Note and if the Subscriber is a resident of or otherwise subject to the securities laws of any province or territory of Canada, one of the following exemptions applies to the Subscriber:

(a)	Accredited Investor Exemption

(i)	The Subscriber is an “Accredited Investor” and the Subscriber has properly completed and duly executed the Accredited Investor Certificate attached to this Subscription Agreement as Schedule B indicating the means by which the Subscriber is an Accredited Investor and confirms the truth and accuracy of all statements made by the Subscriber in such certificate; and

(ii)	If you are an individual, you have concurrently executed and delivered Form 45-106F9 – Form for Individual Accredited Investors in the form attached as Appendix 2 to Schedule B hereto.

(b)	Family, Friends and Business Associates Exemptions

(i)	The Subscriber is a resident of a Province or Territory of Canada and is:

A.	a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation,

B.	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation,

C.	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation or of an affiliate of the Corporation,

D.	a close personal friend of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation,

E.	a close business associate of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation,

F.	a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild , close personal friend or close business associate of a founder of the Corporation,

G.	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Corporation,

H.	a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs (A) to (G), or

I.	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs (A) to (G);

If the Subscriber is a resident of Saskatchewan, the Subscriber must complete and sign the Risk Acknowledgement Form - 45-106F5 attached hereto as Schedule D; and

(ii)	The Subscriber is a resident of Ontario and is not an investment fund, you have concurrently executed and delivered a Form 45-106F12 – Risk Acknowledgement Form for Family, Friends and Business Associates in the form attached as Appendix 1 to Schedule C and signed by all of the following:

A.	the Subscriber;

B.	an executive officer of the Corporation other than the Subscriber;

C.	if the Subscriber is a person referred to under paragraph 10(b)(i)B, the director, executive officer or control person of the issuer or an affiliate of the issuer who has the specified relationship with the Subscriber;

D.	if the Subscriber is a person referred to under paragraph 10(b)(i)C, the director, executive officer or control person of the issuer or an affiliate of the issuer whose spouse has the specified relationship with the Subscriber;

E.	if the Subscriber is a person referred to under paragraph 10(b)(i)D or 10(b)(ii)E, the director, executive officer or control person of the issuer or an affiliate of the issuer who is a close personal friend or a close business associate of the Subscriber; and

F.	the founder of the Corporation, if the Subscriber is a person referred to in paragraph 10(b)(i)F and 10(b)(i)G other than the founder of the Corporation; and

(iii)	you have concurrently executed and delivered a certificate in the form attached as Schedule C attached hereto.

(c)	Employee, Executive Officer, Director and Consultant Exemptions

The Subscriber is:

(i)	an employee, executive officer, director or consultant of the Corporation,

(ii)	an employee, executive officer, director or consultant of a related entity of the Corporation, or

(iii)	a permitted assign of a person referred to in paragraphs (i) or (ii)

and the Subscriber’s purchase is voluntary.

(d)	Minimum Amount Exemption

You are not an individual and the aggregate acquisition cost of purchasing the Note will not be less than $150,000 paid in cash at the time of purchase, and the Subscriber has not been created or used solely to purchase or hold the Note in reliance on this Exemption.

11.	In this Agreement:

(a)	“Regulation D” means Regulation D promulgated under the U.S. Securities Act;

(b)	“Regulation S” means Regulation S promulgated under the U.S. Securities Act;

(c)	“United States” means the United States of America, its territories and possessions, any state of the United States and the District of Columbia;

(d)	“U.S. Fiduciary” means a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit or account of a non-U.S. Person, which U.S. Fiduciary is excluded from the definition of “U.S. Person” pursuant to paragraph (k)(2)(i) of Rule 902 of Regulation S, provided that the U.S. Fiduciary is acting solely in its capacity as the holder of such accounts;

(e)	“U.S. Person” means “U.S. person” as defined in Rule 902(k) of Regulation S, and includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized or incorporated outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by “accredited investors” (as defined in Rule 501(a) of Regulation D) who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. Person;

(f)	“U.S. Purchaser” means:

(i)	any person, other than a U.S. Fiduciary, resident in the United States;

(ii)	any U.S. Person;

(iii)	any person purchasing the Notes for the account or benefit of a U.S. Person or person in the United States;

(iv)	any person, other than a U.S. Fiduciary, that receives or received an offer of the Notes while in the United States; or

(v)	any person, other than a U.S. Fiduciary, that was (or whose authorized signatory was) in the United States at the time their buy order was originated or this Agreement was executed; and

(g)	“U.S. Securities Act” means the United States Securities Act of 1933, as amended.

12.	Unless the Subscriber is a U.S. Purchaser that has completed and delivered the Certification of U.S. Purchaser attached hereto as Schedule E (in which case the Subscriber makes the representations, warranties and covenants therein), the Subscriber represents and warrants that it and the disclosed principal, if any:

(a)	is not, and is not purchasing the Note for the account or benefit of, a U.S. Person or person in the United States;

(b)	unless the Purchaser is a U.S. Fiduciary, it was not offered the Note in the United States;

(c)	it was not offered the Note as the result of any “directed selling efforts”, as that term is defined in Regulation S under the U.S. Securities Act;

(d)	unless the Purchaser is a U.S. Fiduciary, at the time its order for the Note was placed and the subscription for its Note was executed and delivered to the Corporation, it (or its authorized signatory) was not in the United States;

(e)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the U.S. Securities Act; and

(f)	has no intention to distribute either directly or indirectly any of the Note or any securities issuable upon conversion of the Note in the United States or to, or for the account or benefit of, a person in the United States, except in compliance with the U.S. Securities Act and any applicable state securities laws.

13.	The Subscriber acknowledges that the Note may not be converted by the holder by or for the account or benefit of a U.S. Person or a person in the United States unless the Note and securities issuable upon conversion of the Note are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or unless an exemption is available from the registration requirements of such laws, and the holder has furnished an opinion of counsel satisfactory to the Corporation to such effect; provided that in the case of a Subscriber who delivers the Certification of U.S. Purchaser attached as Schedule E hereto in connection with its purchase of the Note pursuant to this private placement, the Subscriber will not be required to deliver an opinion of counsel in connection with the due conversion of the Note by the Subscriber provided that no commission or other remuneration is paid or given directly or indirectly for soliciting such conversion.

14.	The Subscriber acknowledges that the representations and warranties in the Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Corporation and its legal counsel in determining the Subscriber’s suitability as a subscriber of the Note, and the Subscriber hereby agrees to indemnify the Corporation and its legal counsel against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement which takes place prior to the Closing. The representations and warranties of the Subscriber will survive the completion of the purchase and sale of the Note.

15.	The Corporation represents and warrants as follows to the Subscriber at the date of this Subscription Agreement and at the time of delivery of the Note and acknowledges and confirms that the Subscriber is relying upon such representations and warranties in connection with the offer, sale and issuance of the Note to the Subscriber:

(a)	the Corporation is a corporation existing pursuant to the laws of the Province of British Columbia;

(b)	the execution and delivery of, and performance by the Corporation of this Subscription Agreement have been authorized by all necessary corporate action on the part of the Corporation;

(c)	this Subscription Agreement, when countersigned by the Corporation, has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding agreement of the Corporation enforceable against it in accordance with its terms;

(d)	the Corporation has the power and authority to create, issue and deliver the Note and perform its obligations under the Note;

(e)	as of the date hereof, the Corporation will have taken all corporate steps necessary to duly authorize all matters in connection with the Subscription Agreement and such other agreements and instruments as contemplated herein or therein;

(f)	the Corporation has complied, or will comply, with all Applicable Securities Laws in connection with the issuance of the Note; and

(g)	no approval, authorization, consent or other order of, and no filing, registration or recording with, any governmental authority is required by the Corporation in connection with the execution and delivery or with the performance by the Corporation of this Subscription Agreement except in compliance with the Applicable Securities Laws.

16.	The Corporation acknowledges that the representations, warranties and covenants contained herein are made by the Corporation with the intention that they may be relied upon by the Subscriber in determining the Subscriber’s eligibility to acquire the Note under Applicable Securities Laws. The Corporation further agrees that by executing the Subscription Agreement, Note and the Certificate, the Corporation will be representing and warranting that the foregoing representations and warranties are true and correct as at the time of delivery of such Note with the same force and effect as if they had been made by the Corporation at such time, and that they shall survive the completion of the transactions contemplated under this Subscription Agreement.

17.	The Subscriber represents and warrants that the aggregate Principal Amount (purchase price) which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (United States) (commonly referred to as the “USA Patriot Act”), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge (i) none of the Principal Amount to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

18.	The Subscriber acknowledges and consents to the fact that the Corporation is collecting the Subscriber’s (and any beneficial purchaser for which the Subscriber is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Corporation retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Corporation may be required by Applicable Securities Laws, stock exchange rules and/or Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself (and any beneficial purchaser for which the Subscriber is contracting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Subscriber is contracting. The Subscriber acknowledges that the Corporation has been notified the Subscriber of the contact information of the Public Official in each applicable Canadian jurisdiction who can answer questions about this indirect collection of Personal Information as set out in Schedule F. In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation may use and disclose the Subscriber’s personal information, or that of each beneficial purchaser for whom the Subscriber are contracting hereunder, as follows:

(a)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or any beneficial purchaser for whom the Subscriber is contracting hereunder;

(b)	for use and disclosure to the Corporation’s transfer agent and registrar;

(c)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency or United States Internal Revenue Services;

(d)	disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(e)	disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(f)	disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(g)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(h)	disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(i)	for use and disclosure as otherwise required or permitted by law.

19.	The Subscriber acknowledges that all warranties, conditions, representations or stipulations, whether express or implied and whether arising hereunder or under prior agreement or statement or by statute or at common law are expressly those of the Corporation. The Subscriber acknowledges that no information or representation concerning the Corporation has been provided to the Subscriber by the Corporation other than those contained in this Subscription Agreement and that the Subscriber is relying entirely upon this Subscription Agreement.

20.	The Subscriber acknowledges that, although Note may be issued to other purchasers under the Offering concurrently with the Closing, there may be other sales of Note under the Offering, some or all of which may close before or after the Closing. The Subscriber further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Corporation’s objectives and that further closings may not take place after the Closing.

21.	Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of Canada.

22.	This Subscription Agreement is to be governed and interpreted according to the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

23.	This Subscription Agreement becomes effective when executed by all of the parties to it. After that time, it will be binding upon and enure to the benefit of the parties and their respective successors, heirs, executors, administrators and legal representatives. This Subscription Agreement is neither transferable nor assignable.

24.	The obligations of the parties hereunder are subject to acceptance of the terms of the Offering by the Corporation and any other required regulatory approvals.

25.	The Corporation shall be entitled to rely on delivery by facsimile machine or other electronic transmission of an executed copy of this Subscription Agreement including Schedules, and acceptance by the Corporation of such facsimile copy or electronic transmission shall be equally effective to create a valid and binding agreement in accordance with the terms hereof.

26.	The invalidity or non-enforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

27.	Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Note and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Corporation, by the Subscriber or by anyone else.

SCHEDULE B

ACCREDITED INVESTOR CERTIFICATE

(To be completed by Accredited Investors only)

NOTE: THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW AND COMPLETE EACH QUESTION WHICH FOLLOWS THE APPLICABLE PORTION OF THE DEFINITION.

The undersigned (the “Subscriber”) hereby confirms and certifies to Lannister Mining Corp. (the “Issuer”) that the Subscriber is purchasing the Note as principal and that the Subscriber is an “Accredited Investor” as defined in NI 45- 106, and in Ontario, as defined in Section 73.3 of the Securities Act (Ontario) as supplemented by the definition in NI 45-106 includes:

_______	(a)	except in Ontario, a Canadian financial institution or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

_______	(a.1)	in Ontario, a financial institution described in paragraph 1, 2 or 3 of subsection 73.1 (1) of the Securities Act (Ontario),

_______	(b)	except in Ontario, the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

_______	(b.1)	in Ontario, the Business Development Bank of Canada,

_______	(c)	except in Ontario, a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______	(c.1)	in Ontario, a subsidiary of any person or company referred to in clause (a.1) or (b.1), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

_______	(d)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

Jurisdiction(s) registered:__________________

Categories of registration __________________

_______	(d.1)	in Ontario, a person or company registered under the securities legislation of a province or territory of Canada as an adviser or dealer, except as otherwise prescribed by the regulations,

Jurisdiction(s) registered: __________________

Categories of registration:__________________

_______	(e)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

Jurisdiction(s) registered: __________________

Categories of registration: __________________

_______	(e.1)	an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

_______	(f)	except in Ontario, the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada,

_______	(f.1)	in Ontario, the Government of Canada, the government of a province or territory of Canada, or any Crown corporation, agency or wholly owned entity of the Government of Canada or of the government of a province or territory of Canada,

_______	(g)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

_______	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

_______	(i)	except in Ontario, a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

Jurisdiction(s) registered: __________________

Categories of registration: __________________

_______	(i.1)	in Ontario, a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a province or territory of Canada,(i.1)

Jurisdiction(s) registered: __________________

Categories of registration: __________________

_______	(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds $1,000,000,(j)

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE B

_______	(j.1)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

_______	(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,(k)

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE B

_______	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,(l)

IF THIS APPLIES, YOU MUST ALSO COMPLETE FORM 45-106F9 ATTACHED AS APPENDIX 2 TO THIS SCHEDULE B

_______	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

Type of entity:__________________

Jurisdiction and date of formation:__________________

_______	(n)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45- 106,

_______	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

_______	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

Jurisdiction(s) registered:__________________

Registration number(s):__________________

_______	(q)	a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

Jurisdiction(s) registered:__________________

Categories of registration:__________________

_______	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

Registration number(s) assigned to subscriber:__________________

Name of eligibility advisor or registered advisor:__________________

Jurisdiction(s) registered:__________________

Categories of registration:__________________

_______	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) [and in Ontario, paragraphs (a.1) to (d.1) or paragraph (i.1)] in form and function,

Jurisdiction organized:__________________Type of entity:__________________

_______	(t)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

If this is applicable, each owner of interest must complete and submit its own copy of this Accredited Investor Certificate,

Name(s) of owners of interest:

Type of entity (if applicable):

Categories of accredited investor:

_______	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

Name of advisor:

Jurisdiction(s) registered:

Categories of registration:

Basis of exemption:

_______	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as an accredited investor,

Jurisdiction(s) recognized or designated:

_______	(v.1)	in Ontario, a person or company that is recognized or designated by the Commission as an accredited investor,

Jurisdiction(s) recognized or designated:

_______	(w)	a trust established by an accredited investor for the benefit of the accredited investor’s family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor’s spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor’s spouse or of that accredited investor’s former spouse.

Name(s) of settlor:

Name(s) of trustees:

Categories of accredited investor:

Categories of beneficiaries:

and for purposes hereof, words and phrases which are used in this Accredited Investor Certificate and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106. Certain definitions that are relevant to qualifications as an “Accredited Investor” are attached hereto as Appendix I. You must review these definitions carefully.

EXECUTED by the Subscriber at         , this         day of         , 2024.

If a corporation, partnership or other entity:	If an Individual:

Signature of Authorized Signatory	Signature

Name and Position of Signatory	Print Name

Name of Purchasing Entity	Jurisdiction of Residence

Jurisdiction of Residence

APPENDIX I TO SCHEDULE B

DEFINITIONS RELEVANT TO QUALIFICATIONS AS AN ACCREDITED INVESTOR

(a) “Canadian financial institution” means

(i)  an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii)  a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b) “control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold

(i)  a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii)  more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c) “eligibility adviser” means

(i)  a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed, and

(ii)  in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)  have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)  have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d) “executive officer” means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii)  a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii)  an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(iv) performing a policy-making function in respect of the issuer;

(e) “financial assets” means cash, securities or a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f) “founder” means, in respect of an issuer, a person who,

(i)  acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the trade is actively involved in the business of the issuer;

(g)  “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)  “investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure except in Ontario where “investment fund” means a mutual fund or anon-redeemable fund;

(i)  “person” includes

(i)  an individual,

(ii)  a corporation,

(iii)  a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv)  an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

except in Ontario where “person” means

(i)  an individual,

(ii)  a partnership,

(iii)  an unincorporated association,

(iv)  an unincorporated syndicate,

(v)  an unincorporated organization,

(vi)  a trust,

(vii) an executor,

(viii) an administrator, and

(ix)  a legal representative;

(j) “related liabilities” means

(i)  liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii)  liabilities that are secured by financial assets.

(k) “spouse” means, an individual who,

(i)  is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii)  is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)  in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)  “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

Affiliated Entities and Control

For the purposes of Part 1:

1.	An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2.	A person (first person) is considered to control another person (second person) if

a.	the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

b.	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

c.	the second person is a limited partnership and the general partner of the limited partnership is the first person.

For the purposes of Part 2:

1.	A company shall be deemed to be an affiliate of another company if one of them is a subsidiary of the other, or if both are subsidiaries of the same company or if each of them is controlled by the same person or company.

2.	A company shall be deemed to be controlled by another person or company or by two or more companies if,

a.	voting securities of the first-mentioned company carrying more than 50 per cent of the votes for the election of directors or held, otherwise than by way of security only, by or for the benefit of the other person or company or by or for the benefit of the other companies; and

b.	the votes carried by such securities are entitled, if exercised, to elect a majority of the board of directors of the first-mentioned company.

Unless otherwise stated, all monetary references are in Canadian Dollars

APPENDIX 2 TO SCHEDULE B

Form 45-106F9

Form for Individual Accredited Investors

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Unsecured Convertible Note	Issuer: Lannister Mining Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $__________.
Liquidity risk – You may not be able to sell your investment quickly – or at all.
Lack of information – You may receive little or no information about your investment.

Lack of advice – You may not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.	Your initials

●   Your net income before taxes was more than $200,000 in each for the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

●    Your net income before taxes combined with your spouse’s was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

● Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
● Either alone or with your spouse, you may have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY SALESPERSON
5. Salesperson information
[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]
First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment

Please contact:

Lannister Mining Corp.

1500 – 1055 West Georgia Street

Vancouver, BC V6E 4N7

Attention: Jim Greig, Interim CEO

Email: jimg@metalsgroup.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

SCHEDULE C

FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATIONS

(To be completed by Officers, Directors, Employees, Family, Close Friends
and Business Associates Only)

TO:	Lannister Mining Corp.

In connection with the purchase of Note of Lannister Mining Corp. (the “Issuer”) by the undersigned Subscriber, or if applicable, the principal on whose behalf the undersigned is purchasing as agent, the Subscriber hereby represents, warrants, covenants and ratifies to the Corporation that:

1.	The Subscriber is resident in or is subject to the laws of a Province of Canada;

2.	The Subscriber is purchasing the Note as principal for its own account;

3.	It is (please initial):

_____	(a)	a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

_____	(b)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

_____	(c)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

_____	(d)	a close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

_____	(e)	a close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation;

_____	(f)	a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend (by reason of the fact that you have directly known such individual well enough and for a sufficient period of time and in a sufficiently close relationship (where such relationship is direct and extends beyond being a relative or a member of the same organization, association or religious group or a client, customer or former client or customer or being a close personal friend of a close personal friend of such individual) to be in a position to assess the capabilities and the trustworthiness of such individual) or close business associate (by reason of the fact that you have had direct sufficient prior business dealings with such individual (where such relationship is direct and extends beyond being a client, customer or former client or customer or being a close business associate of a close business associate of such individual) to be in a position to assess the capabilities and trustworthiness of such individual) of a founder of the Corporation;

_____	(g)	a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Corporation;

_____	(h)	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in subsections 3(a) to 3(g) above; or

_____	(i)	________a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in subsections 3(a) to 3(g) above; or

Please complete the following details of whose relationship is if you have checked any one of items 3(b)to 3(i) above:

(insert name of applicable person)

Length of Relationship

Details of Relationship

Prior Business Dealings, if applicable

4.	The Subscriber represents and warrants that the above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Securities and acknowledges that they will survive the completion of the issue of the Securities.

5.	For the purposes hereof, words and phrases used in this representation letter and which are defined in NI 45-106 will have the meaning ascribed thereto in NI 45-106.

6.	The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Securities and that this Schedule C is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Securities.

Dated:	, 2024.

Print name of Subscriber

By:
Signature

Print name of Signatory
(if different from Subscriber)

Title

Appendix 1 to Schedule C

Form 45-106F12

Risk Acknowledgement Form for Family, Friend and Business Associate Investors in Ontario

WARNING!

This investment is risky. Don’t invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY ISSUER
1. About your investment
Type of securities: Unsecured Convertible Note	Issuer: Lannister Mining Corp.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss – You could lose your entire investment of $______.
Liquidity risk – You may not be able to sell your investment quickly – or at all.

Lack of information – You may receive little or no information about your investment. The information you receive may be limited to the information provided to you by the family member, friend or close business associate specified in section 3 of this form.

3. Family, friend or business associate status
You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you:	Your initials
A) You are: 1. [check all applicable boxes] ☐ a director of the issuer or an affiliate of the issuer ☐ an executive officer of the issuer or an affiliate of the issuer

☐ a control person of the issuer or an affiliate of the issuer

☐ a founder of the issuer

OR

2. [check all applicable boxes]

☐ a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

☐ a truest or estate of which all of the beneficiaries or a majority of the trustees or executors are (i) individuals listed in (1) above and/or (ii) family members, close personal friends or close business associates of individuals listed in (1) above

B) You are a family member of ____________, who holds the following position at the issuer or an affiliate of the issue: ____________. You are the ____________ of that person or that person’s spouse.
C) You are a close personal friend of __________, who holds the following position at the issuer or an affiliate of the issuer: . You have known that person for _____years.
D) You are a close business associate of__________, who holds the following position at the issuer or an affiliate of the issuer: __________. You have known that person for_____years
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form. You also confirm that you are eligible to make this investment because you are a family member, close personal friend or close business associate of that person identified in section 5 of this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY PERSON WHO CLAIMS THE PERSONAL RELATIONSHIP, IF APPLICABLE
5. Contact person at the issuer or an affiliate of the issuer
[Instruction: To be completed by the director, executive officer, control person or founder with whom the purchaser has a close personal relationship indicated under sections 3B, C or D of this form.]

By signing this for, you confirm that you have, or your spouse has, the following relationship with the purchaser: [check the box that applies]

☐ family relationship as set out in section 3B of this form

☐ close personal friendship as set out in section 3C of this form

☐ close business associate relationship as set out in section 3D of this form

First and last name of contact person (please print):
Position with the issuer or affiliate of the issuer (director, executive officer, control person or founder):
Telephone:	Email:
Signature:	Date:
SECTION 6 TO BE COMPLETED BY THE ISSUER
6. For more information about this investment

Please contact:

Lannister Mining Corp.

1500 – 1055 West Georgia Street

Vancouver, BC V6E 4N7

Attention: Jim Greig, Interim CEO

Email: jimg@metalsgroup.com

For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www. securities-administrators.ca

Signature of executive officer of issuer (other than the purchaser):	Date:

SCHEDULE D

FORM 45-106F5

(To be completed by Residents of Saskatchewan Only)

Risk Acknowledgement

Saskatchewan Close Personal Friends and Close Business Associates

I acknowledge that this is a risky investment:

●	I am investing entirely at my own risk.

●	No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

●	The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me.

●	I will not be able to sell these securities except in very limited circumstances. I may never be able to sell these securities.

●	I could lose all the money I invest.

●	I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2- day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $__________[total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of__________[state name], who is a__________[state title - founder, director, executive officer or control person] of__________[state name of issuer or its affiliate – if an affiliate state “an affiliate of the issuer” and give the issuer’s name].

I acknowledge that I am purchasing based on my close relationship with__________[state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Purchaser

Print name of Purchaser

Sign 2 copies of this document. Keep one copy for your records.

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

●	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

●	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

The issuer of your securities is a non-reporting issuer

A non-reporting issuer does not have to publish financial information or notify the public of changes in its business. You may not receive ongoing information about this issuer. You can only sell the securities of a non-reporting issuer in very limited circumstances. You may never be able to sell these securities.

The securities you are buying are not listed

The securities you are buying are not listed on any stock exchange, and they may never be listed. There may be no market for these securities. You may never be able to sell these securities.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

You will not receive advice

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

[Instruction: The purchaser must sign 2 copies of this form. The purchaser and the issuer must each receive a signed copy.]

D-2

SCHEDULE E

U.S. PURCHASER CERTIFICATE

(To be completed by U.S. Purchasers)

CERTIFICATE OF U.S. PURCHASER

TO:	Lannister Mining Corp. (the “Corporation”)

Reference is made to the subscription agreement between the Corporation and the undersigned (referred to herein as the “Subscriber”) dated as of the date hereof (the “Subscription Agreement”). Upon execution by the Subscriber, this Certificate of U.S. Purchaser shall be incorporated into and form a part of the Subscription Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement.

The categories listed herein contain certain specifically defined terms. If you are unsure as to the meanings of those terms, or are unsure as to the applicability of any category below, please contact your broker and/or legal advisor before completing this certificate.

“U.S. Purchaser” means (a) any U.S. Person purchasing the Notes; (b) any person purchasing Notes in the United States unless such person is a U.S. Fiduciary; (c) any person purchasing Notes on behalf of, or for the account or benefit of, any U.S. Person or any person in the United States; (d) any person that receives or received an offer to purchase the Notes while in the United States; and (e) any person that is in the United States at the time such person’s buy order was made or this Subscription Agreement was executed or delivered unless such person is a U.S. Fiduciary.

“U.S. Person” has the meaning ascribed to it in Regulation S (the definition of which includes, but is not limited to, a natural person resident in the United States, an estate or trust of which any executor or administrator, or trustee, respectively, is a U.S. Person, any corporation or partnership incorporated or organized under the laws of the United States, and a partnership or corporation organized or incorporated under the laws of any foreign jurisdiction by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned by U.S. Accredited Investors who are not natural persons, estates or trusts).

“U.S. Fiduciary” means a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States holding a discretionary account or similar account (other than an estate or trust) for the benefit of a non-U.S. Person (which U.S. Fiduciary is excluded from the definition of “U.S. Person” pursuant to paragraph (k)(2)(i) of Rule 902 of Regulation S, provided that the U.S. Fiduciary is acting solely in its capacity as the holder of such accounts). If the Subscriber is a U.S. Fiduciary, please check this box: ☐

In connection with the purchase of the Notes by a Subscriber other than a U.S. Fiduciary, the Subscriber (on its own behalf or, if applicable, on behalf of any Disclosed Principal) represents, warrants and covenants as follows, and acknowledges that the Corporation are relying thereon:

(a)	the Subscriber understands and acknowledges that:

(i)	the Securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the sale contemplated hereby is being made in reliance on the exemption from such registration requirements provided by Section 4(a)(2) of the U.S. Securities Act and/or Rule 506(b) of Regulation D, and similar exemptions under applicable state securities laws;

(ii)	the Securities may not be offered or sold, directly or indirectly, in the United States or on behalf of, or for the account of or benefit of, any U.S. Person or person in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states, or pursuant to available exemptions therefrom;

(iii)	the Corporation has no obligation to file a registration statement under the U.S. Securities Act in respect of any of the Securities; and

(iv)	the Subscriber will not engage in any “directed selling efforts” (as defined by Rule 902(c) of Regulation S under the U.S. Securities Act) in the United States in respect of the Securities, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States for the Securities;

(b)	if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless the sale is:

(i)	to the Corporation;

(ii)	made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(iii)	made pursuant to the exemption from the registration requirements of the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

(iv)	in another transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, in the case of clauses (iii) or (iv) above, it has prior to such sale furnished to the Corporation an opinion of counsel of recognized standing or other evidence of exemption, in each case in form and substance reasonably satisfactory to the Corporation;

(c)	it understands and acknowledges that the Securities will be “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws and regulations, the certificates representing the Securities will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY [for Notes add: AND THE SECURITIES ISSUABLE UPON CONVERSION THEREOF] [for Warrants add: AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF] HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ALL LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND IN THE CASE OF (C) OR (D), THE HOLDER HAS PRIOR TO SUCH SALE FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE OF EXEMPTION IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION. [For Listed Notes, Shares and Warrant Shares add: DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.]”

provided that, if any Securities are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) and the Corporation is a “foreign issuer” (as defined in Rule 902 of Regulation S) at the time of the original issuance of such Securities, the legend set forth above may be removed by providing a declaration to the Corporation and its registrar and transfer agent, as set forth in Appendix “A” attached hereto (or in such other form as the Corporation may prescribe from time to time); and provided, further, that, if the Securities are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Corporation, the legend may be removed by delivery to the Corporation and the Corporation’s registrar and transfer agent of an opinion of counsel of recognized standing or other evidence of exemption in form and substance reasonably satisfactory to the Corporation that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(d)	the Subscriber consents to the Corporation making a notation on its records or giving instruction to its registrar and transfer agent in order to implement the restrictions on transfer and exercise with respect to the Securities set forth and described herein;

(e)	the Subscriber understands and acknowledges that the Corporation is not obligated to remain a “foreign issuer”;

(f)	the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Notes and it is able to bear the economic risk of loss of its entire investment;

(g)	the Subscriber certifies that, if the Subscriber is an entity or organization, the Subscriber was not formed for the specific purpose of acquiring the Notes;

(h)	the Subscriber acknowledges that the Corporation has provided to the Subscriber the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Notes;

(i)	the Subscriber understands and acknowledges that (i) if the Corporation is ever deemed to be, or to have been at any time previously, an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Securities, and (ii) the Corporation is not obligated to take, and have no present intention of taking, any action to make Rule 144 under the U.S. Securities Act (or any other exemption) available for resales of the Securities;

(j)	the Subscriber has not purchased the Notes as a result of any form of “directed selling efforts” (as defined in Rule 902(c) of Regulation S under the U.S. Securities Act) or any form of “general solicitation or general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(k)	the Subscriber understands and acknowledges that the Warrants issuable upon conversion of the Notes may not be exercised in the United States or by, or on behalf of, a U.S. Person or a person in the United States unless exemptions are available from the registration requirements of the U.S. Securities Act and the securities laws of all applicable states, and the holder has furnished an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to such effect; provided that a holder of Warrants (a “Warrantholder”) will not be required to deliver an opinion of counsel in connection with its exercise of the Warrants, for its own account or for the account of the original beneficial purchaser, if any, at a time when the Warrantholder and such original beneficial purchaser thereof, if any, are U.S. Accredited Investors;

(l)	the Subscriber is and will be acquiring the Securities for its own account, or for the account of one or more beneficial purchasers over which it exercises sole investment discretion, for investment purposes only and not with a view to resale or distribution of any of the Securities and, in particular, neither it nor any beneficial purchaser for whose account it is purchasing the Notes has any intention to distribute either directly or indirectly the Securities in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of such securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an applicable exemption from such registration requirements;

(m)	the funds representing the purchase price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to the subscription agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PATRIOT Act. No portion of the purchase price to be provided by the Subscriber (i) has been or will be derived from or related to any activity that is deemed criminal under the laws of the United States of America, or any other jurisdiction, or (ii) is being tendered on behalf of a person or entity who has not been identified to or by the Subscriber, and it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith;

(n)	the Subscriber understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or deemed exercise of any of the Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such securities. In particular, no determination has been made whether the Corporation will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”); provided that, it understands and acknowledges that, upon the Subscriber’s written request, the Corporation has agreed to provide all of the information that would be required for United States income tax reporting purposes by the Subscriber making an election to treat the Corporation as a “qualified electing fund” for the purposes of the Code should the Corporation or the Subscriber reasonably determine that the Corporation is a “passive foreign investment company” within the meaning of Section 1297 of the Code, in any calendar year following the purchase of the Notes during which the Subscriber continues to hold any of the Securities;

(o)	the Subscriber is purchasing the Notes for its own account or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), and it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Notes, is an “accredited investor” that satisfies one or more criteria set forth in Rule 501(a) of Regulation D (a “U.S. Accredited Investor”), and the Subscriber has initialled the category of U.S. Accredited Investor applicable to the Subscriber (please place your initials on the appropriate line(s)):

_____	Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

_____	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

_____	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

_____	Category 5.	An investment company registered under the Investment Company Act of 1940, as amended; or

_____	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended; or

_____	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; or

_____	Category 8.	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of U.S.$5,000,000; or

_____	Category 9.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S.$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are U.S. Accredited Investors; or

_____	Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended; or

_____	Category 11.	An organization described in Section 501(c)(3) of the Code, a corporation, a Massachusetts or similar business trust, limited liability company, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S.$5,000,000; or

_____	Category 12.	A director, executive officer or general partner of the Corporation; or

_____	Category 13.	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds U.S.$1,000,000 (for the purposes of calculating net worth: (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale and purchase of securities contemplated by the accompanying Subscription Agreement exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or

_____	Category 14.	A natural person who had an individual income in excess of U.S.$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

_____	Category 15.	A trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the U.S. Securities Act; or

_____	Category 15a	A revocable trust which may be revoked or amended by its settlors (creators), each of whom is a U.S. Accredited Investor – if this category is selected you must identify each settlor and provide statements from each demonstrating how they qualify as a U.S. Accredited Investor.

_____	Category 16.	An entity in which each of the equity owners meets the requirements of one of the above categories.

If you checked Category 16, please indicate the name and category of U.S. Accredited Investor (by reference to the applicable number in this paragraph (o) of each equity owner:

Name of Equity Owner	Category of U.S. Accredited Investor

The Subscriber acknowledges that the representations, warranties and covenants made by the Subscriber in this Certificate are made with the intent that they may be relied upon by the Corporation and their counsel to, among other things, determine the Subscriber’s eligibility to purchase the Notes, including without limitation the availability of an exemption from the registration requirements of the U.S. Securities Act and all applicable state securities laws in connection with the issuance of the Securities to the Subscriber. The Subscriber further covenants that by accepting the Notes, the Subscriber will be representing and warranting that such representations and warranties are true as at the closing date of the Offering (the “Closing Date”) with the same force and effect as if they had been made by the Subscriber at the Closing Date. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein that takes place prior to the Closing Date.

ONLY U.S. PURCHASERS NEED TO COMPLETE AND SIGN

Date:

Name of Subscriber (please print)

By:
Signature of authorized signatory

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Email address of authorized signatory

Telephone number of authorized signatory

APPENDIX “A” TO

U.S. PURCHASER CERTIFICATE

Form of Declaration for Removal of Legend

TO:	Registrar and transfer agent for the shares of Lannister Mining Corp. (the “Issuer”)

The undersigned (A) acknowledges that the sale of ________________common shares of the Issuer to which this declaration relates, represented by certificate number________________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned (a) is not an “affiliate” of the Issuer, as that term is defined in Rule 405 under the U.S. Securities Act, or is an affiliate solely by virtue of being an officer or director of the Issuer, (b) is not a “distributor” as defined in Regulation S, and (c) is not an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or any other “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated:

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Affirmation by Seller’s Broker-Dealer

(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representation letter of____________(the “Seller”) dated____________, 20 __, pursuant to which the Seller has requested that we sell, for the Seller’s account,____________common shares of the Issuer represented by certificate number____________(the “Common Shares”). We have executed sales of the Common Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell the Common Shares was made to a person in the United States;

(2)	the sale of the Common Shares was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange, the Canadian Securities Exchange or another “designated offshore securities market” (as defined in Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Common Shares as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Common Shares (including, but not be limited to, the solicitation of offers to purchase the Common Shares from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Issuer shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Dated:______________________, 20___

Name of Firm

By:

Title:

SCHEDULE F

CONTACT INFORMATION OF PUBLIC OFFICIALS

REGARDING INDIRECT COLLECTION OF PERSONAL INFORMATION

Alberta Securities Commission

Suite 600, 250 – 5th Street SW

Calgary, Alberta T2P 0R4

Telephone: 403-297-6454

Toll free in Canada: 1-877-355-0585

Facsimile: 403-297-2082

Public official contact regarding indirect collection of information: FOIP Coordinator

British Columbia Securities Commission

P.O. Box 10142, Pacific Centre

701 West Georgia Street

Vancouver, British Columbia V7Y 1L2

Inquiries: 604-899-6854

Toll free in Canada: 1-800-373-6393

Facsimile: 604-899-6581

Email: FOI-privacy@bcsc.bc.ca

Public official contact regarding indirect collection of information: FOI Inquiries

The Manitoba Securities Commission

500 – 400 St. Mary Avenue

Winnipeg, Manitoba R3C 4K5

Telephone: 204-945-2561

Toll free in Manitoba 1-800-655-5244

Facsimile: 204-945-0330

Public official contact regarding indirect collection of information: Director

Financial and Consumer Services Commission (New Brunswick)

85 Charlotte Street, Suite 300

Saint John, New Brunswick E2L 2J2

Telephone: 506-658-3060

Toll free in Canada: 1-866-933-2222

Facsimile: 506-658-3059

Email: info@fcnb.ca

Public official contact regarding indirect collection of information: Chief Executive Officer and Privacy Officer

Government of Newfoundland and Labrador Financial Services Regulation Division

P.O. Box 8700

Confederation Building

2nd Floor, West Block

Prince Philip Drive

St. John’s, Newfoundland and Labrador A1B 4J6

Attention: Director of Securities

Telephone: 709-729-4189

Facsimile: 709-729-6187

Public official contact regarding indirect collection of information: Superintendent of Securities

Government of the Northwest Territories Office of the Superintendent of Securities

P.O. Box 1320

Yellowknife, Northwest Territories X1A 2L9

Telephone: 867-767-9305

Facsimile: 867-873-0243

Public official contact regarding indirect collection of information: Superintendent of Securities

Nova Scotia Securities Commission

Suite 400, 5251 Duke Street

Duke Tower

P.O. Box 458

Halifax, Nova Scotia B3J 2P8

Telephone: 902-424-7768

Facsimile: 902-424-4625

Public official contact regarding indirect collection of information:
Executive Director

Government of Nunavut Department of Justice

Legal Registries Division

P.O. Box 1000, Station 570

1st Floor, Brown Building

Iqaluit, Nunavut X0A 0H0

Telephone: 867-975-6590

Facsimile: 867-975-6594

Public official contact regarding indirect collection of information: Superintendent of Securities

Ontario Securities Commission

20 Queen Street West, 22nd Floor

Toronto, Ontario M5H 3S8

Telephone: 416-593- 8314

Toll free in Canada: 1-877-785-1555

Facsimile: 416-593-8122

Email: exemptmarketfilings@osc.gov.on.ca

Public official contact regarding indirect collection of information: Inquiries Officer

Prince Edward Island Securities Office

95 Rochford Street, 4th Floor Shaw Building

P.O. Box 2000

Charlottetown, Prince Edward Island C1A 7N8

Telephone: 902-368-4569

Facsimile: 902-368-5283

Public official contact regarding indirect collection of information: Superintendent of Securities

Autorité des marchés financiers

800, Square Victoria, 22e étage

C.P. 246, Tour de la Bourse

Montréal, Québec H4Z 1G3

Telephone: 514-395-0337 or 1-877-525-0337

Facsimile: 514-864-6381

Email: financementdessocietes@lautorite.qc.ca

Public official contact regarding indirect collection of information: Secrétaire générale

Financial and Consumer Affairs Authority of Saskatchewan

Suite 601 – 1919 Saskatchewan Drive

Regina, Saskatchewan S4P 4H2

Telephone: 306-787-5842

Facsimile: 306-787-5899

Public official contact regarding indirect collection of information: Director

Government of Yukon

Department of Community Services

Office of the Superintendent of Securities

307 Black Street

Whitehorse, Yukon Y1A 2N1

Telephone: 867-667-5466

Facsimile: 867-393-6251

Email: securities@gov.yk.ca

Public official contact regarding indirect collection of information: Superintendent of Securities

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